Exhibit 99.1

SEPARATION AGREEMENT

This Confidential Separation Agreement (“Agreement”) is made by and between Banc of California, National Association and Banc of California, Inc. (collectively the “Company”) and Jason Pendergist (“Employee”). In consideration for the execution of this Agreement, and the performance of the terms and conditions herein, Company and Employee (collectively the “Parties”) agree as follows:

1.          Separation Date. Employee’s employment with Company ended effective October 18, 2018 pursuant to his voluntary resignation from all positions at the Company and its subsidiaries (including resignation from all and any positions as a subsidiary director).

2.          Consideration. For good and valuable consideration previously received and in consideration for executing this Agreement and compliance with the terms herein, the Parties hereby agree as follows:

2.1          Unemployment. Company will not oppose any valid claims made by Employee for unemployment benefits.

2.2          Good and Valuable Consideration. The Parties expressly agree that the consideration set forth in Section 2 of this Agreement constitutes good and valuable consideration in addition to anything to which Employee is already entitled, and Company has no independent legal duty to provide Employee with the consideration set forth in this Agreement, absent the terms of the Agreement itself.

2.3          Effect of Consideration. Company has no independent legal duty to provide Employee with the consideration set forth in this Agreement, absent the terms of the Agreement itself. Employee understands and agrees that Employee will not receive the consideration specified herein, except for Employee’s execution of this Agreement and the fulfillment of the promises contained herein.

3.          General Release of Claims. Except as to such rights or claims as may be created by this Agreement, Employee, and anyone and any entity claiming through Employee, including but limited to Employee’s heirs, administrators, successors in interest, assigns and agents, hereby release and forever discharge Company, and all of its past, present and future employees, officers, directors, members, agents, trustees, administrators, representatives, owners, shareholders, partners, insurers, fiduciaries, attorneys, subsidiaries, parent companies, affiliates, related entities, assigns, predecessors and successors in interest, and each and all of them, jointly and severally (collectively the “Released Parties”), from any and all liabilities, claims, causes of action, charges, complaints, obligations, costs, losses, damages, injuries, penalties, interest, attorneys’ fees, and other legal responsibilities, of any form whatsoever, whether known or unknown, unforeseen, unanticipated, unsuspected or latent, which Employee has at any time owned or held prior to Employee’s execution of this Agreement, including but not limited to, any and all claims arising out of, connected with, or relating to:

•	Employee’s employment and/or the end of Employee’s employment with the Released Parties;
•	Employee’s employment with the Released Parties;
•	Any act or omission by the Released Parties;
•	Title VII of the Civil Rights Act of 1964, as amended;
•	The Civil Rights Act of 1991, as amended;
•	Sections 1981 through 1988 of Title 42 of the United States Code, as amended;
•	The Age Discrimination in Employment Act of 1967, as amended;
•	The Employee Retirement Income Security Act of 1974, as amended;
•	The Immigration Reform and Control Act, as amended;
•	The Americans with Disabilities Act of 1990, as amended;
•	The Fair Labor Standards Act, as amended;
•	The Workers Adjustment and Retraining Notification Act, as amended;
•	The Occupational Safety and Health Act, as amended;
•	The California Fair Employment and Housing Act, as amended;

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•	The California Labor Code, as amended;
•	California Equal Pay Law, as amended;
•	IWC Wage Orders, as amended;
•	Any other federal, state or local law, regulation or municipal ordinance, including those regulating compensation and those prohibiting discrimination, harassment, or retaliation of any kind;
•	Any claim based on violation of public policy, breach of contract, tort, fraud, misrepresentation, defamation, or any other common law claim; or
•	Any claim for costs, fees, interest, or other expenses, including attorneys’ fees.

The foregoing general release does not apply to any of Employee’s claims that cannot be released as a matter of law. The Parties agree and acknowledge that the release and waiver set forth above shall not prevent Employee from participating in or cooperating with any state or federal agency’s investigation or charge of discrimination, including the Equal Employment Opportunity Commission (“EEOC”). The Parties further agree and acknowledge that nothing in the Agreement prevents or prohibits Employee from filing a charge of discrimination with a state or federal agency, including the EEOC. However, Employee understands and agrees that Employee is releasing Company from any and all claims by which Employee is giving up the opportunity to recover any compensation, damages, or any other form of relief in any proceeding brought by Employee or on Employee’s behalf.

4.          Older Worker’s Benefit Protection Act. This Agreement constitutes a knowing and voluntary waiver of any and all rights or claims Employee has or may have under the federal Age Discrimination in Employment Act, as amended by the Older Workers’ Benefit Protection Act of 1990, 29 U.S.C. §§ 621, et seq. This paragraph and this Agreement are written in a manner calculated to be understood by Employee. Employee is hereby advised in writing to consult with an attorney before signing this Agreement. Employee has up to 21 days in which to consider signing this Agreement. If Employee decides not to use all 21 days, Employee knowingly and voluntarily waives any claims Employee was not given the 21-day period or did not use the entire 21 days to consider this Agreement. Employee may revoke this Agreement at any time within the 7-day period following the date Employee signs this Agreement by providing written notice of revocation to Company by email at Jim.Hazboun@bancofcal.com so that said notice is received before the expiration of the 7-day revocation period (the “Revocation Period”). The Agreement shall not become effective or enforceable until after the Revocation Period has expired. If Employee revokes the Agreement within the Revocation Period, Employee will not receive the consideration set forth in the Agreement.

5.          Release of Unknown Claims. Employee has reviewed and hereby expressly waives the provisions of Section 1542 of the California Civil Code, which provides as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.” This Agreement extends to all claims or causes of action, of every nature and kind whatsoever, known or unknown, enumerated in this Agreement or otherwise. Employee may hereafter discover presently unknown facts or claims different from or in addition to those that Employee now knows as to the matters released herein. Nevertheless, it is Employee’s intention, through this Agreement, to fully release all such matters and all claims related thereto, which do now exist, may exist or heretofore have existed.

6.          Payments. The Released Parties have already paid to Employee all compensation or payments due to Employee, including without limitation, any and all wages, vacation, sick leave, PTO, leave, holiday pay, bonuses, expenses, and/or benefits.

7.          Covenant Not To Sue. Employee has not, and will not, directly or indirectly institute any legal action against the Released Parties based upon, arising out of, or relating to any claims released in this Agreement, to the extent allowed by law. Employee has not, and will not, directly or indirectly encourage and/or solicit any third party to institute any legal action against the Released Parties, to the extent allowed by law.

8.          Inquiries. Company will respond to any inquiries about Employee’s employment by providing only Employee’s dates of employment, job titles, and compensation. Employee will direct all such inquiries only to Jim Hazboun by email at Jim.Hazboun@bancofcal.com.

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9.          No Workplace Injuries. Employee has not sustained any workplace injury of any kind during Employee’s employment with Company, and Employee does not intend to file any claim for or seek any workers’ compensation benefits.

10.          Non-Disclosure of Trade Secrets, Confidential or Proprietary Information. Employee will not, for any reason, disclose to others or use for the benefit of anyone other than Company any trade secret, confidential or proprietary information of Company, including, but not limited to information relating to Company’s customers, employees, consultants, affiliates, partners, products, services, know-how, techniques, computer systems, programs, policies and procedures, research, projects, future developments, costs, profits, pricing, customer and client information. The use of any trade secret, confidential or proprietary information belonging to Company shall be a material breach of this Agreement. Notwithstanding anything contained herein or in any other confidentiality provision to which Employee may be or may have been subject as a result of Employee’s employment with Company, nothing shall prohibit Employee from communicating with government authorities concerning any possible legal violations. Company nonetheless asserts and does not waive its attorney-client privilege over any information appropriately protected by the privilege. Employee is advised that pursuant to the Defend Trade Secrets Act an individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. However, Employee understands that in the event that disclosure of Company’s trade secrets was not done in good faith pursuant to the above, Employee will be subject to substantial damages, including punitive damages and attorneys’ fees.

11.          Non-Solicitation. For a period of one year after Employee’s separation of employment from Company, Employee will not directly or indirectly solicit, induce and/or influence, or seek to induce and/or influence, any person who is engaged as a regular, temporary, introductory, full-time or part-time employee, agent, or independent contractor by the Released Parties to terminate his or her employment or engagement with the Released Parties for any reason.

12.          Prior Agreements. This Agreement does not alter, modify or impact any confidentiality provisions and/or the restrictive covenants between the Parties, nor does it affect Employee’s obligation to comply with those provisions and/or covenants.

13.          Litigation Cooperation. Employee will provide such assistance to Company and its counsel as they may request in regard to any matters of which Employee has particular knowledge as a result of Employee’s employment with Company.

14.          Return of All Company Materials. Employee has returned to Company all Company’s records, documents, electronically stored information, and tangible embodiments of such, in Employee’s possession, including but not limited to Company’s trade secrets, confidential information and proprietary information. Employee has returned to Company all property of Company including but not limited to pagers, keys, key cards, cellular phones, credit cards, personal and laptop computers, and any other electronic equipment.

15.          NON-DISPARAGEMENT. EMPLOYEE SHALL NOT MAKE AND/OR RATIFY ANY FALSE AND/OR DISPARAGING COMMENTS AND/OR STATEMENTS ABOUT THE RELEASED PARTIES, THEIR OFFICERS, EMPLOYEES AND/OR AGENTS. THIS PROVISION IS A MATERIAL TERM OF THIS AGREEMENT.

16.          CONFIDENTIALITY. EMPLOYEE SHALL NOT DISCLOSE, PUBLICIZE OR ALLOW OR CAUSE TO BE PUBLICIZED OR DISCLOSED ANY OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, OR THE EXISTENCE OF THIS AGREEMENT ITSELF, UNLESS AND TO THE EXTENT REQUIRED BY LAW; PROVIDED, HOWEVER, THAT EMPLOYEE ACKNOWLEDGES THAT THE COMPANY IS ALLOWED TO PUBLICLY FILE OR OTHERWISE MAKE THE TERMS OF THIS AGREEMENT AVAILABLE

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TO THE EXTENT IT IS REQUIRED BY APPLICABLE RULES AND REGULATIONS OF, THE U.S. SECURITIES AND EXCHANGE COMMISSION, THE NEW YORK STOCK EXCHANGE OR OTHER FOREIGN, FEDERAL, STATE, LOCAL, OR OTHER GOVERNMENTAL OR ADMINISTRATIVE AUTHOIRTY, AGENCY OR REGULATORY BODY, OR ANY COURT, TRIBUANL OR JUDICIAL OR ARBITRAL BODY. IF THIS AGREEMENT IS NOT PUBLICLY FILED OR DISCLOSED BY THE COMPANY, THEN THIS PROVISION DOES NOT PREVENT EMPLOYEE FROM DISCLOSING THE AMOUNT OF THE PAYMENT IN THIS AGREEMENT TO EMPLOYEE’S SPOUSE, ATTORNEYS, ACCOUNTANTS, AND/OR THE GOVERNMENT FOR TAX PURPOSES. SHOULD EMPLOYEE DISCLOSE ANY INFORMATION CONCERNING THIS AGREEMENT TO THOSE LISTED ABOVE, EMPLOYEE MUST ADVISE THOSE TO WHOM THE INFORMATION IS DISCLOSED THEY WILL ALSO BE UNDER AN OBLIGATION TO KEEP THE TERMS, CONDITIONS AND EXISTENCE OF THIS AGREEMENT CONFIDENTIAL. THIS PROVISION IS A MATERIAL TERM OF THIS AGREEMENT.

17.          CIRCULAR 230 DISCLAIMER. EACH PARTY TO THIS AGREEMENT (FOR PURPOSES OF THIS SECTION, THE “ACKNOWLEDGING PARTY”; AND EACH PARTY TO THIS AGREEMENT OTHER THAN THE ACKNOWLEDGING PARTY, AN “OTHER PARTY”) ACKNOWLEDGES AND AGREES: (1) NO PROVISION OF THIS AGREEMENT, AND NO WRITTEN COMMUNICATION OR DISCLOSURE BETWEEN OR AMONG THE PARTIES OR THEIR ATTORNEYS AND OTHER ADVISERS, IS OR WAS INTENDED TO BE, NOR SHALL ANY SUCH COMMUNICATION OR DISCLOSURE CONSTITUTE OR BE CONSTRUED OR BE RELIED UPON AS, TAX ADVICE WITHIN THE MEANING OF UNITED STATES TREASURY DEPARTMENT CIRCULAR 230 (31 CFR PART 10, AS AMENDED); (2) THE ACKNOWLEDGING PARTY (A) HAS RELIED EXCLUSIVELY UPON HIS, HER OR ITS OWN INDEPENDENT LEGAL AND TAX ADVISERS FOR ADVICE (INCLUDING TAX ADVICE) IN CONNECTION WITH THIS AGREEMENT, (B) HAS NOT ENTERED INTO THIS AGREEMENT BASED UPON THE RECOMMENDATION OF ANY OTHER PARTY OR ANY ATTORNEY OR ADVISOR TO ANY OTHER PARTY, AND (C) IS NOT ENTITLED TO RELY UPON ANY COMMUNICATION OR DISCLOSURE BY ANY ATTORNEY OR ADVISER TO ANY OTHER PARTY TO AVOID ANY TAX PENALTY THAT MAY BE IMPOSED ON THE ACKNOWLEDGING PARTY; AND (3) NO ATTORNEY OR ADVISER TO ANY OTHER PARTY HAS IMPOSED ANY LIMITATION THAT PROTECTS THE CONFIDENTIALITY OF ANY SUCH ATTORNEY’S OR ADVISER’S TAX STRATEGIES (REGARDLESS OF WHETHER SUCH LIMITATION IS LEGALLY BINDING) UPON DISCLOSURE BY THE ACKNOWLEDGING PARTY OF THE TAX TREATMENT OR TAX STRUCTURE OF ANY TRANSACTION, INCLUDING ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

18.          Arbitration. Except for claims for emergency equitable or injunctive relief which cannot be timely addressed through arbitration, the Parties agree to submit any claim or dispute arising out of the terms of this Agreement to private and confidential arbitration by a single neutral arbitrator through Judicial Arbitration and Mediation Services, Inc. (“JAMS”). The JAMS Streamlined Arbitration Rules & Procedures in effect at the time of the claim or dispute is arbitrated will govern the procedure for the arbitration proceedings between the Parties. The arbitration shall take place in Orange County, California. The arbitrator in this matter shall not have the power to modify any of the provisions of this Agreement. The decision of the arbitrator shall be final and binding on all Parties to this Agreement, and judgment thereon may be entered in any court having jurisdiction. The Party initiating the arbitration shall advance the arbitrator’s fee and all costs of services provided by the arbitrator and arbitration organization. However, all the costs of the arbitration proceeding or litigation to enforce this Agreement, including attorneys’ fees and costs, shall be paid as the arbitrator or court awards in accordance with applicable law. The Parties hereby waive any right to a jury trial on any dispute or claim covered by this Agreement.

19.          Acknowledgment. Employee has read this Agreement, has the authority to sign it, fully understands the contents of this Agreement, freely, voluntarily and without coercion enters into this Agreement, and is signing it with full knowledge that it is intended, to the maximum extent permitted by law, as a complete release and waiver of any and all claims.

20.          Severability. In the event any provision of this Agreement is held to be void, null or unenforceable, the remaining portions shall remain in full force and effect.

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21.          No Admission of Wrongdoing. Neither this Agreement nor the furnishing of the consideration for this Agreement shall be deemed or construed as an admission of liability or wrongdoing on the part of the Released Parties, nor shall they be admissible as evidence in any proceeding other than for the enforcement of this Agreement.

22.          Modification. This Agreement cannot be modified in any respect except in a written instrument signed by both Parties.

23.          Entire Agreement. This Agreement sets forth the entire agreement between the Parties hereto, and fully supersedes any prior agreements or understandings between the Parties, except for any confidentiality agreements between the Parties, which shall remain in full force and effect.

24.          No Reliance. Employee has not relied on any representations, promises, or agreements of any kind made to Employee in connection with Employee’s decision to accept this Agreement, except for those set forth in this Agreement.

25.          Interpretation. Any uncertainty or ambiguity in the Agreement shall not be construed for or against any Party based on the attribution of drafting to any Party.

26.          Counterparts. This Agreement may be executed by the Parties in counterparts, which are defined as duplicate originals, all of which taken together shall be construed as one document.

27.          Signature. A signature by facsimile or email on this Agreement shall be as legally binding as an original signature.

28.          Governing Law. This Agreement shall be governed and conformed in accordance with the laws of the State of California, without regard to its conflicts of law principles.

PLEASE READ CAREFULLY. THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

Executed on October 18, 2018 by:	/s/ Jason Pendergist
JASON PENDERGIST

Banc of California, National Association

BANC OF CALIFORNIA, NATIONAL ASSOCIATION

Executed on October 18, 2018 by:	By: /s/ Jim Hazboun
Jim Hazboun
Executive Vice President, Chief Human Resources Officer

BANC OF CALIFORNIA, INC.

Executed on October 18, 2018 by:	By: /s/ Doug Bowers
Doug Bowers
President and Chief Executive Officer

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